UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2006

FIIC Holdings, Inc.
(Exact name of registrant specified in charter)

Delaware	000-33339	20-4397836
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Bethel Road, First Floor, Columbus, Ohio 43220
(Address of principal executive offices) (Zip Code)

(614) 326-5469
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 27, 2006, Miller and McCollom, Certified Public Accountants (“Miller and McCollom”), resigned from its engagement as an independent certified public accountant for FIIC Holdings, Inc. (the “Company”). Miller and McCollom informed the Company that pursuant to the Interim Standards of the PCAOB, Section 1000.08(m), it is required to report that it is no longer the Company’s auditor because a different auditing firm, Russell Bedford Stefanou Mirchandani LLP, reviewed the Company’s financial statements as of and for the quarter ended March 31, 2006 as filed with the Securities and Exchange Commission (the “SEC”). By unanimous written consent, effective June 28, 2006, the Company's board of directors accepted the resignation of Miller and McCollom.

Nicklebys.com, Inc. engaged Miller and McCollom to audit its the financial statements as of and for the fiscal year ended December 31, 2005. On February 28, 2006, Nicklebys.com, Inc., through a wholly-owned subsidiary, completed a merger with FIIC, Inc., reincorporated from the state of Colorado to the state of Delaware, and changed its name to FIIC Holdings, Inc., prior to the completion of the audit of the financial statements for the 2005 fiscal year. On March 6, 2006, the Company’s board of directors engaged Russell Bedford Stefanou Mirchandani LLP as its independent certified public accountants to audit the Company’s financial statements as of and for the year ended December 31, 2006, and to review the Registrant’s quarterly financial statements during 2006.

Miller and McCollom’s audit report for Nicklebys.com, Inc.’s financial statements for the 2005 fiscal year did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audit of Nicklebys.com, Inc.’s financial statements prepared for the fiscal year ended December 31, 2005, and in connection with Miller and McCollom’s continued engagement during the period from December 31, 2005 through June 27, 2006, the Company had no disagreements with Miller and McCollom on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Miller and McCollom, would have caused our auditors to make reference to the subject matter of such disagreements in connection with their audit report as required by Item 304(a)(1)(iv)(A) of Regulation S-B.

The Company has provided Miller and McCollom a copy of this report prior  to its filing with the SEC and requested Miller and McCollom furnish a letter addressed to the SEC stating whether Miller and McCollom agrees with the above statements. The letter from Miller and McCollom is attached as Exhibit 16 to this Form 8-K.

During the fiscal year ending December 31, 2005, including the subsequent interim periods prior to the appointment of Russell Bedford Stefanou Mirchandani LLP and thereafter through June 27, 2006, neither the Company, or anyone on its behalf, consulted with Russell Bedford Stefanou Mirchandani LLP regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B.

(c) Exhibits:

16	Letter, dated July 3, 2006, of Miller and McCollom, Certified Public Accountants, pursuant to Item 304(a)(3) of Regulation S-B.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIIC HOLDINGS, INC.

Date: July 3, 2006	By: /s/ James W. France
James W. France
President and Chief Executive Officer
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description
16	Letter, dated July 3, 2006, of Miller and McCollom, Certified Public Accountants, pursuant to Item 304(a)(3) of Regulation S-B.